                    Schedule 14A Information required in proxy statement.
                                 Schedule 14A Information
                  Proxy Statement Pursuant to Section 14(a) of the Securities
                          Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Preliminary Additional Materials
[ ] Confidential, for Use of the Commission Only (as permitted by
           Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.149-11(c) or
           Section 240.14a-12

  InterCapital Quality Municipal Securities
  InterCapital California Quality Municipal Securities
  InterCapital New York Quality Municipal Securities

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
             (Name of Registrant as Specified in its Charter)

 . . . Lou Ane McInnis . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
             (Name of Person(s) Filing Proxy Statement)

        Payment of Filing Fee (check the appropriate box):

[X] No fee required.
[ ] Fee computd on table below per Exchange Act Rules 14a-6(j)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

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2) Aggregate number of securities to which transaction applies:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Set forth the amount on which the filing fee is calculated and state how it was determined.

4) Proposed maximum aggregate value of transaction:

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5) Fee previously paid:

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[ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

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2) Form, Schedule or Registration Statement No.:

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3) Filing Party:

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4) Date Filed:

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
                  INTERCAPITAL QUALITY MUNICIPAL SECURITIES
             INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES
              INTERCAPITAL NEW YORK QUALITY MUNICIPAL SECURITIES

                  NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
                           TO BE HELD JUNE 23, 1998

   Annual Meetings of Shareholders ("Meeting(s)") of INTERCAPITAL QUALITY MUNICIPAL SECURITIES, INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES, INTERCAPITAL NEW YORK QUALITY MUNICIPAL SECURITIES, (individually, a "Trust" and, collectively, the "Trusts"), unincorporated business trusts organized under the laws of the Commonwealth of Massachusetts, will be held jointly in the Career Development Room, Sixty-First Floor, 2 World Trade Center, New York, New York 10048, on June 23, 1998 at 9:00 a.m., New York City time, for the following purposes:

MATTERS TO BE VOTED ON BY ALL SHAREHOLDERS:

     1. For each Trust, to elect one (1) Trustee to serve until the year 2001 Annual Meeting of each Trust or until their successors shall have been elected and qualified;

     2. For each Trust, to ratify or reject the selection of Price Waterhouse LLP as each Trust's independent accountants for each Trust's fiscal year ending October 31, 1998; and

     3. To transact such other business as may properly come before the Meetings or any adjournments thereof.

MATTERS TO BE VOTED ON ONLY BY PREFERRED SHAREHOLDERS:

   For each Trust, to elect one (1) Trustee to serve until the year 2001 Annual Meeting of each Trust or until his successor shall have been elected and qualified.

   Shareholders of record of each Trust as of the close of business on April 30, 1998 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose.

   In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the applicable Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting.
                                                       BARRY FINK
                                                        Secretary
May 7, 1998
New York, New York

                                  IMPORTANT

  YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                  INTERCAPITAL QUALITY MUNICIPAL SECURITIES
             INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES
              INTERCAPITAL NEW YORK QUALITY MUNICIPAL SECURITIES

               TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048

                                   ---------
                            JOINT PROXY STATEMENT
                                   ---------

                       ANNUAL MEETINGS OF SHAREHOLDERS

                                JUNE 23, 1998

   This statement is furnished in connection with the solicitation of proxies by the Boards of Trustees (the "Board(s)") of INTERCAPITAL QUALITY MUNICIPAL SECURITIES ("QUALITY MUNI"), INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES ("CALIFORNIA QUALITY"), and INTERCAPITAL NEW YORK QUALITY MUNICIPAL SECURITIES ("NEW YORK QUALITY") (individually, a "Trust" and, collectively, the "Trusts") for use at the Annual Meetings of Shareholders of the Trusts to be held jointly on June 23, 1998 (the "Meeting(s)"), and at any adjournments thereof. The first mailing of this Proxy Statement is expected to be made on or about May 7, 1998.

   If the enclosed form of proxy is properly executed and returned in time to be voted at the Meetings, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted for the nominee for election as Trustee to be elected by all shareholders ("Shareholders") and for the nominee for election as Trustee to be elected by only the preferred shareholders ("Preferred Shareholders") and in favor of Proposal 2 set forth in the attached Notice of Annual Meetings of Shareholders. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Trusts, execution and delivery of a later dated proxy to the Secretary of the Trusts (if returned and received in time to be voted), or attendance and voting at the Annual Meetings of Shareholders. Attendance at the Meetings will not in and of itself revoke a proxy.

   Shareholders of record of each Trust as of the close of business on April 30, 1998, the record date for the determination of Shareholders entitled to notice of and to vote at the Meetings (the "Record Date"), are entitled to one vote for each share held and a fractional vote for a fractional share. No person was known to own as much as 5% of the outstanding shares of any of the Trusts on that date. The percentage ownership of shares of each Trust changes from time to time depending on purchases and sales by Shareholders and the total number of shares outstanding.

   The table below sets forth the total number of Common Shares and Preferred Shares outstanding for each Trust as of the Record Date:

                               NUMBER OF COMMON   NUMBER OF PREFERRED
                              SHARES OUTSTANDING   SHARES OUTSTANDING
                                     AS OF               AS OF
                                 APRIL 30, 1998      APRIL 30, 1998
NAME OF FUND                     (RECORD DATE)       (RECORD DATE)
------------                  ------------------  -------------------
QUALITY MUNI ................     18,425,213             1,940
CALIFORNIA QUALITY...........     11,094,213             1,100
NEW YORK QUALITY ............      5,100,813               480

   The cost of soliciting proxies for these Annual Meetings of Shareholders for each Trust, consisting principally of printing and mailing expenses, will be borne by each respective Trust. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees, officers of the Trusts, or officers and regular employees of Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), Morgan Stanley Dean Witter Trust FSB ("MSDW Trust"), Dean Witter Services Company Inc. ("DWSC") and/or Dean Witter Reynolds Inc. ("DWR"), without special compensation therefor. In addition, each Trust may employ William F. Doring & Co. as proxy solicitor, the cost of which is not expected to exceed $3,000 for each Trust and will be borne by each respective Trust.

   William F. Doring & Co. and MSDW Trust may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any Proposal other than to refer to the recommendations of the Board. The Trusts have been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card. With respect to the solicitation of a telephonic vote by William F. Doring & Co., additional expenses would include $7.00 per telephone vote transacted, $3.00 per outbound telephone contact and costs relating to obtaining Shareholders' telephone numbers which would be borne by each respective Trust.

                   (1) ELECTION OF TRUSTEES FOR EACH TRUST

   The number of Trustees of each Trust has been fixed by the Trustees, pursuant to each Trust's Declaration of Trust, at nine. There are presently nine Trustees for each Trust. At the Meetings, pursuant to each Trust's Declaration of Trust, one nominee (Michael Bozic) is to be elected to each Trust's Board of Trustees by the holders of the Common Shares and the Preferred Shares of each respective Trust voting together as a single class. Additionally, pursuant to each respective Trust's Declaration of Trust and the Investment Company Act of 1940, as amended (the "1940 Act"), one Trustee (Charles A. Fiumefreddo) is to be elected to the Board of Trustees of each Trust by the holders of the Preferred Shares of each of those Trusts voting separately as a single class.

   Seven of the current Trustees (Michael Bozic, Edwin J. Garn, John R. Haire, Wayne E. Hedien, Manuel H. Johnson, Michael E. Nugent and John L. Schroeder) are "Independent Trustees," that is, Trustees who are not "interested persons" of the Trusts, as that term is defined in the 1940 Act. The other two current Trustees, Charles A. Fiumefreddo and Philip J. Purcell, are "interested persons" (as that term is defined in the 1940 Act) of the Trusts and InterCapital and thus, are not Independent Trustees. The nominees for election as Trustee have been proposed by the Trustees now serving, or in the case of the nominees for positions as Independent Trustees, by the Independent Trustees now serving. All of the members of the Boards have been elected previously by the Shareholders of the Trusts.

   The nominees of the Board of Trustees for election as Trustee of each Trust are listed below. It is the intention of the persons named in the enclosed form of proxy, unless instructed by proxy to withhold authority to vote for the nominees, to vote all validly executed proxies for the election of these nominees: for QUALITY MUNI, CALIFORNIA QUALITY and NEW YORK QUALITY--Michael Bozic and Charles A. Fiumefreddo. Should the nominees become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such person or persons as the Boards may recommend or, in the case of an Independent Trustee nominee, as the Independent Trustees of each Trust may recommend. All of the nominees have consented to being named in this Proxy Statement and to serve if elected. The Trusts know of no reason why any of the said nominees would be unable or unwilling to accept nomination or election. With respect to each Trust, the election of the nominees listed above to be elected by all Shareholders requires the approval of a majority of the shares of the Trust represented and entitled to vote at the Meeting (Common Shares and Preferred Shares voting together as a single class). The election of the nominee listed above to be elected by only the Preferred Shareholders of each Trust requires the approval of a majority of the Preferred Shares of each respective Trust represented and entitled to vote at the Meeting (voting separately as a single class).

   Pursuant to the provisions of the Declaration of Trust of each Trust, in certain cases as amended, the Trustees are divided into three separate classes, each class having a term of three years. The term of office of one of each of the three classes will expire each year.

   The Board of each Trust previously determined that any nominee for election as Trustee for each Trust will stand for election as Trustee and serve as Trustee in one of the three classes of Trustees as follows: Class I--Messrs. Bozic and Fiumefreddo; Class II--Messrs. Hedien, Johnson and Schroeder; and Class III--Messrs. Garn, Haire, Nugent and Purcell. Any nominee will, if elected, serve a term of up to approximately three years running for the period assigned to that class and terminating at the date of the Annual Meeting of Shareholders so designated by the Boards, or any adjournments thereof. In addition, pursuant to each Trust's Declaration of Trust and the 1940 Act, the Board of each Trust previously determined that one of the Class I Trustees and one of the Class III Trustees will be designated as Trustees to be elected by the Preferred Shareholders voting separately. In this regard, Charles A. Fiumefreddo and John R. Haire serve as Trustees of each Trust's Board of Trustees on behalf of the Preferred Shareholders, the terms of each to expire with his designated Class. In accordance with the above, the Trustees in Class I for each Trust are standing for election at the Meetings and, if elected, will serve until the year 2001 Annual Meetings, or until their successors shall have been elected and qualified. As a consequence of this method of election, the replacement of a majority of each of the Boards could be delayed for up to two years.

   The following information regarding each of the nominees for election as Trustee, and each of the other members of the Boards, includes his principal occupations and employment for at least the last five years, his age, shares of each Trust owned, if any, as of April 30, 1998 (shown in parentheses), positions with the Trusts, and directorships or trusteeships in companies which file periodic reports with the Securities and Exchange Commission, including the 86 investment companies, including the Trusts, for which InterCapital serves as investment manager or investment adviser (referred to herein as the "Dean Witter Funds") and the 11 investment companies for which InterCapital's wholly-owned subsidiary, DWSC, serves as manager and TCW Funds Management, Inc. serves as investment adviser (referred to herein as the "TCW/DW Funds").

   The nominee for Trustee to be elected at the Meetings by all Shareholders of each Trust is:

   MICHAEL BOZIC, Trustee of each Trust since April, 1994; age 57; Chairman and Chief Executive Officer of Levitz Furniture Corporation (since November,
1995); Director or Trustee of the Dean Witter Funds; formerly President and Chief Executive Officer of Hills Department Stores (May, 1991-July, 1995); formerly variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck and Co.; Director of Eaglemark Financial Services, Inc. and Weirton Steel Corporation.

   The nominee for Trustee to be elected at the Meetings by only the Preferred Shareholders of each Trust is:

   CHARLES A. FIUMEFREDDO, Trustee of each Trust since March, 1993; age 64; Chairman, Chief Executive Officer and Director of InterCapital, DWSC and Dean Witter Distributors Inc. ("Distributors") *; Executive Vice President and Director of DWR; Chairman, Director or Trustee, President and Chief Executive Officer of the Dean Witter Funds; Chairman, Chief Executive Officer and Trustee of the TCW/DW Funds; Chairman and Director of MSDW Trust; Director and/or officer of various Morgan Stanley Dean Witter & Co. ("MSDW") subsidiaries; formerly Executive Vice President and Director of Dean Witter, Discover & Co. (until February, 1993).

   The Trustees who are not standing for re-election at any of the Meetings are:

   EDWIN JACOB (JAKE) GARN, Trustee of each Trust since April, 1993; age 65; Director or Trustee of the Dean Witter Funds; formerly United States Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986); formerly Mayor of Salt Lake City, Utah (1971-1974); formerly Astronaut, Space Shuttle Discovery (April 12-19, 1985); Vice Chairman, Huntsman Corporation (since January, 1993); Director of Franklin Covey (time management systems) and John Alden Financial Corp. (health insurance); United Space Alliance (joint venture between Lockheed Martin and the Boeing Company) and Nuskin Asia Pacific (multilevel marketing); Member of the board of various civic and charitable organizations.

   JOHN R. HAIRE, Trustee of each Trust since April, 1993; age 73; Chairman of the Audit Committee and Chairman of the Committee of the Independent Directors or Trustees and Director or Trustee of the Dean Witter Funds; Chairman of the Audit Committee and Chairman of the Committee of the Independent Trustees and Trustee of the TCW/DW Funds; formerly President, Council for Aid to Education (1978-1989) and Chairman and Chief Executive Officer of Anchor Corporation, an investment adviser (1964-1978).

   WAYNE E. HEDIEN, Trustee of each Trust since September, 1997 **; age 63; Retired; Director or Trustee of the Dean Witter Funds; Director of The PMI Group, Inc. (private mortgage insurance); Trustee and Vice Chairman of The Field Museum of Natural History; formerly associated with the Allstate Companies (1966-1994), most recently as Chairman of The Allstate Corporation (March 1993-December 1994) and Chairman and Chief Executive Officer of its wholly-owned subsidiary, Allstate Insurance Company (July 1989-December
1994); director of various other business and charitable organizations.

   MANUEL H. JOHNSON, Trustee of each Trust since April, 1993; age 49; Senior Partner, Johnson Smick International, Inc., a consulting firm; Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; Director of NASDAQ (since June, 1995); Director of Greenwich Capital Markets, Inc. (broker-dealer) and NVR, Inc. (home construction); Chairman and Trustee of the Financial Accounting Foundation (oversight organization for the Financial Accounting Standards Board); formerly Vice Chairman of the Board of Governors of the Federal Reserve System (1986-1990) and Assistant Secretary of the U.S. Treasury (1982-1986).

   MICHAEL E. NUGENT, Trustee of each Trust since April, 1993; age 61; General Partner, Triumph Capital, L.P., a private investment partnership; Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; formerly Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988); director of various business organizations.

------------
 * Effective June 1, 1998, Mr. Fiumefreddo will retire from InterCapital, DWSC and Distributors, DWR and MSDW Trust.
** This is the date the Trustee began serving the Dean Witter Funds complex.

   PHILIP J. PURCELL, Trustee of each Trust since April, 1994; age 54; Chairman of the Board of Directors and Chief Executive Officer of MSDW, DWR and Novus Credit Services Inc.; Director of InterCapital, DWSC and Distributors; Director or Trustee of the Dean Witter Funds; Director and/or officer of various MSDW subsidiaries.

   JOHN L. SCHROEDER, Trustee of each Trust since April, 1994; age 67; Retired; Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; Director of Citizens Utilities Company; formerly Executive Vice President and Chief Investment Officer of the Home Insurance Company (August, 1991-September, 1995).

   The executive officers of each Trust are: Barry Fink, Vice President, Secretary and General Counsel; Mitchell M. Merin, Vice President; Robert M. Scanlan, Vice President; Robert S. Giambrone, Vice President; Joseph J. McAlinden, Vice President; James F. Willison, Vice President; and Thomas F. Caloia, Treasurer. In addition, Peter M. Avelar, Jonathan R. Page, Joseph R. Arcieri, Gerard J. Lian and Katherine H. Stromberg are Vice Presidents of each Trust and Frank Bruttomesso, Marilyn K. Cranney, Todd Lebo, LouAnne D. McInnis, Carsten Otto and Ruth Rossi serve as Assistant Secretaries of each Trust.

   Mr. Fink is 43 years old and is currently Senior Vice President (since March, 1997), Secretary and General Counsel (since February 1997) of InterCapital and DWSC and (since August 1996) Assistant Secretary of DWR; he is also Senior Vice President (since March, 1997), Assistant Secretary and Assistant General Counsel of Distributors (since February 1997). He was previously First Vice President, Assistant Secretary and Assistant General Counsel of InterCapital and DWSC. Mr. Merin is 44 years old and is currently President and Chief Strategic Officer of InterCapital and DWSC, Executive Vice President of Distributors and MSDW Trust and Director of MSDW Trust, Executive Vice President, Chief Administrative Officer and Director of DWR, Director of SPS Transaction Services, Inc. and various other MSDW subsidiaries. Mr. Scanlan is 61 years old and is currently President and Chief Operating Officer of InterCapital (since March, 1993) and DWSC; he is also Executive Vice President of Distributors and Executive Vice President and Director of MSDW Trust. He was previously Executive Vice President of InterCapital. Mr. Giambrone is 43 years old and is currently Senior Vice President of InterCapital, DWSC, Distributors and MSDW Trust (since August,
1995) and Director of MSDW Trust (since April, 1996). He was formerly a partner of KPMG Peat Marwick, LLP. Mr. McAlinden is 55 years old and is currently Executive Vice President of InterCapital (since April, 1996) and Chief Investment Officer of InterCapital and Director of MSDW Trust (since April, 1996). He was previously Senior Vice President of InterCapital (June, 1995-April, 1996). He was formerly a Managing Director at Dillon Read. Mr. Caloia is 52 years old and is currently First Vice President and Assistant Treasurer of InterCapital and DWSC. Mr. Willison is 54 years old and is currently Senior Vice President of InterCapital. Mr. Avelar is 39 years old and is currently Senior Vice President of InterCapital. Mr. Page is 51 years old and is currently Senior Vice President of InterCapital. Mr. Arcieri is 49 years old and is currently Vice President of InterCapital. Mr. Lian is 43 years old and is currently Vice President of InterCapital. Ms. Stromberg is 49 years old and is currently Vice President of InterCapital. Other than Mr. Giambrone and Mr. McAlinden, each of the above officers has been an employee of InterCapital or DWR (formerly the corporate parent of InterCapital) for over five years.

THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES

   The Board currently consists of nine (9) Trustees. These same individuals also serve as directors or trustees for all of the Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Proxy Statement, there are a total of 86 Dean Witter Funds, comprised of 130 portfolios. As of April 30, 1998, the Dean Witter Funds had total net assets of approximately $105.4 billion and more than six million shareholders.

   Seven Trustees (77% of the total number) have no affiliation or business connection with InterCapital or any of its affiliated persons and do not own any stock or other securities issued by InterCapital's parent company, MSDW. These are the "disinterested" or "independent" Trustees. The other two Trustees (the "Management Trustees") are affiliated with InterCapital. Four of the seven Independent Trustees are also Independent Trustees of the TCW/DW Funds.

   Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.

   All of the current Independent Trustees serve as members of the Audit Committee. Three of them also serve as members of the Derivatives Committee. The Committees hold some meetings at InterCapital's offices and some outside InterCapital. Management Trustees or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report. The Funds do not have any nominating or compensation committees.

   The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Funds' independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees and reviewing the adequacy of the Fund's system of internal controls.

   Finally, the Board of each Fund has formed a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund.

   The following chart sets forth the number of meetings of the Board, the Audit Committee, the Committee of the Independent Trustees and the Derivatives Committee of each Fund during its most recent fiscal year. No Trustee attended fewer than 75% of the meetings of the Board, the Audit Committee, the Committee of the Independent Trustees or the Derivatives Committee held while he served in such positions.

     NUMBER OF BOARD AND COMMITTEE MEETINGS HELD DURING LAST FISCAL YEAR

                                             COMMITTEE
                                               OF THE
                                 BOARD OF   INDEPENDENT      AUDIT     DERIVATIVES
                      FISCAL     TRUSTEES     TRUSTEES     COMMITTEE    COMMITTEE
NAME OF FUND         YEAR-END    MEETINGS     MEETINGS     MEETINGS      MEETINGS
------------        ----------  ---------- -------------  -----------  ------------
QUALITY MUNI.......  10/31/97       5            9             2            2
CALIFORNIA
 QUALITY...........  10/31/97       5            9             2            2
NEW YORK QUALITY ..  10/31/97       5            9             2            2

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL DEAN WITTER FUNDS

   The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Dean Witter Funds.

SHARE OWNERSHIP BY TRUSTEES

   The Trustees have adopted a policy pursuant to which each Trustee and/or his or her spouse is required to invest at least $25,000 in any of the Funds in the Dean Witter Funds complex (and, if applicable, in the TCW/DW Funds complex) on whose boards the Trustee serves. In addition, the policy contemplates that the Trustees will, over time, increase their aggregate investment in the Funds above the $25,000 minimum requirement. The Trustees may allocate their investments among specific Funds in any manner they determine is appropriate based on their individual investment objectives. As of the date of this Proxy Statement, each Trustee is in compliance with the policy. Any future Trustee will be given a one year period following his or her election within which to comply with the foregoing. As of March 31, 1998, the total value of the investments by the Trustees and/or their spouses in shares of the Dean Witter Funds (and, if applicable, the TCW/DW Funds) was approximately $8.5 million.

   As of the record date for these meetings, the aggregate number of shares of each Trust owned by the Trust's officers and Trustees as a group was less than 1 percent of each Trust's outstanding shares.

COMPENSATION OF INDEPENDENT TRUSTEES

   Each Trust pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees or committees of the Board attended by the Trustee (each Trust pays the Chairman of the Audit Committee an annual fee of $750 and pays the Chairman of the Committee of the Independent Trustees an additional annual fee of $1,200). If a Board meeting and a Committee meeting, or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by each Trust. Each Trust also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Trust who are or have been employed by InterCapital or an affiliated company receive no compensation or expense reimbursement from the Trust.

   As of the date of this Proxy Statement, 57 of the Dean Witter Funds, including QUALITY MUNI and CALIFORNIA QUALITY represented in this Proxy Statement, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Trust, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 29.41% of his or her Eligible Compensation plus 0.4901667% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 58.52% after ten years of service. The foregoing percentages may be changed by the Board. "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Fund in the five year period prior to the date of the Eligible Trustee's retirement. An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit. Benefits under the retirement program are not secured or funded by the Trusts.

   The following tables illustrate the compensation paid to each Trust's Independent Trustees by each Trust for its last fiscal year, and the retirement benefits accrued to the Independent Trustees of QUALITY MUNI and CALIFORNIA QUALITY by those Trusts for their respective last fiscal years and the estimated retirement benefits for the Independent Trustees of QUALITY MUNI and CALIFORNIA QUALITY, to commence upon their retirement, as of the end of those Trusts' respective last fiscal years. Mr. Hedien's term as Trustee of each Trust commenced on September 1, 1997.

INTERCAPITAL QUALITY MUNICIPAL SECURITIES

                                     FUND COMPENSATION AND ESTIMATED
                                           RETIREMENT BENEFITS
                             -----------------------------------------------
                                                                ESTIMATED
                                                RETIREMENT        ANNUAL
                                AGGREGATE         BENEFIT        BENEFITS
                               COMPENSATION     ACCRUED AS         UPON
NAME OF INDEPENDENT TRUSTEE   FROM THE FUND    FUND EXPENSES  RETIREMENT(1)
---------------------------  --------------- ---------------  -------------
Michael Bozic...............      $1,700          $  348          $  875
Edwin J. Garn ..............       1,900             577             875
John R. Haire ..............       3,850           1,815           1,813
Wayne E. Hedien.............         482               0             794
Dr. Manuel H. Johnson  .....       1,850             233             875
Michael E. Nugent ..........       1,900             436             875
John L. Schroeder...........       1,900             667             729

------------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.

INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES

                                    FUND COMPENSATION AND ESTIMATED
                                          RETIREMENT BENEFITS
                             -----------------------------------------------
                                                                ESTIMATED
                                                RETIREMENT        ANNUAL
                                AGGREGATE         BENEFIT        BENEFITS
                               COMPENSATION     ACCRUED AS         UPON
NAME OF INDEPENDENT TRUSTEE   FROM THE FUND    FUND EXPENSES  RETIREMENT(1)
---------------------------  --------------- ---------------  -------------
Michael Bozic...............      $1,700          $  348          $  875
Edwin J. Garn ..............       1,900             577             875
John R. Haire ..............       3,850           1,815           1,813
Wayne E. Hedien.............         482               0             794
Dr. Manuel H. Johnson  .....       1,850             233             875
Michael E. Nugent ..........       1,900             436             875
John L. Schroeder...........       1,900             667             729

------------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.

INTERCAPITAL NEW YORK QUALITY MUNICIPAL SECURITIES

 NAME OF INDEPENDENT TRUSTEE AGGREGATE COMPENSATION FROM THE FUND
---------------------------  ------------------------------------
Michael Bozic...............                $1,700
Edwin J. Garn ..............                 1,900
John R. Haire ..............                 3,850
Wayne E. Hedien.............                   482
Dr. Manuel H. Johnson  .....                 1,850
Michael E. Nugent ..........                 1,900
John L. Schroeder...........                 1,900

------------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.

   The following table illustrates the compensation paid to the Independent Trustees of the Funds for the calendar year ended December 31, 1997 for services to the 84 Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 14 TCW/DW Funds that were in operation at December 31, 1997. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Dean Witter Money Market Funds. Mr. Hedien's term as Director or Trustee of each Dean Witter Fund commenced on September 1, 1997.

          CASH COMPENSATION FROM DEAN WITTER FUNDS AND TCW/DW FUNDS

                                                              FOR SERVICE AS
                                                                CHAIRMAN OF
                                                               COMMITTEES OF    FOR SERVICE AS
                                FOR SERVICE                     INDEPENDENT      CHAIRMAN OF       TOTAL CASH
                              AS DIRECTOR OR  FOR SERVICE AS    DIRECTORS/      COMMITTEES OF     COMPENSATION
                                TRUSTEE AND    TRUSTEE AND     TRUSTEES AND      INDEPENDENT    FOR SERVICES TO
                                 COMMITTEE      COMMITTEE          AUDIT         TRUSTEES AND    84 DEAN WITTER
                                MEMBER OF         MEMBER     COMMITTEES OF 84       AUDIT         FUNDS AND 14
                              84 DEAN WITTER   OF 14 TCW/DW     DEAN WITTER    COMMITTEES OF 14      TCW/DW
NAME OF INDEPENDENT TRUSTEES       FUNDS          FUNDS            FUNDS         TCW/DW FUNDS        FUNDS
----------------------------  -------------- --------------  ---------------- ----------------  ---------------
Michael Bozic ...............    $133,602           --              --                --            $133,602
Edwin J. Garn ...............     149,702           --              --                --             149,702
John R. Haire ...............     149,702        $73,725         $157,463          $25,350           406,240
Wayne E. Hedien..............      39,010           --              --                --              39,010
Dr. Manuel H. Johnson .......     145,702         71,125            --                --             216,827
Michael E. Nugent ...........     149,702         73,725            --                --             223,427
John L. Schroeder ...........     149,702         73,725            --                --             223,427

   The following table illustrates the retirement benefits accrued to the Independent Trustees of the Funds by the 57 Dean Witter Funds (including QUALITY MUNI and CALIFORNIA QUALITY represented in this Proxy Statement) for the year ended December 31, 1997, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the 57 Dean Witter Funds as of December 31, 1997.

                RETIREMENT BENEFITS FROM ALL DEAN WITTER FUNDS

                                 ESTIMATED                                        ESTIMATE ANNUAL
                              CREDITED YEARS    ESTIMATED    RETIREMENT BENEFITS   BENEFITS UPON
                                OF SERVICE      PERCENTAGE        ACCRUED AS      RETIREMENT FROM
                               AT RETIREMENT   OF ELIGIBLE       EXPENSES BY       ALL ADOPTING
NAME OF INDEPENDENT TRUSTEES   (MAXIMUM 10)    COMPENSATION   ALL ADOPTING FUNDS     FUNDS(1)
----------------------------  -------------- --------------  ------------------- ---------------
Michael Bozic ...............       10            58.82%           $ 20,499          $ 55,026
Edwin J. Garn (2)............       10            58.82              30,878            55,026
John R. Haire ...............       10            58.82             (19,823)(2)       132,002
Wayne E. Hedien..............        9            50.00                   0            46,772
Dr. Manuel H. Johnson .......       10            58.82              12,832            55,026
Michael E. Nugent ...........       10            58.82              22,546            55,026
John L. Schroeder............        8            49.02              39,350            46,123

------------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.
(2) This number reflects the effect of the extension of Mr. Haire's term as Director or Trustee until May 1, 1999.

   THE BOARD OF TRUSTEES OF EACH TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE TRUSTEES NOMINATED FOR ELECTION.

THE INVESTMENT MANAGER AND THE INVESTMENT MANAGEMENT AGREEMENTS

   InterCapital serves as the investment manager for each Trust pursuant to an investment management agreement entered into between each Trust and InterCapital dated May 31, 1997 (each a "Management Agreement" and collectively, the "Management Agreements") which took effect upon the consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. Each Management Agreement was approved by the Board of Trustees of each respective Trust on February 21, 1997 and by each Trust's Shareholders at an Annual Meeting of Shareholders held on May 20, 1997. The Management Agreements supersede earlier investment management agreements between the Trusts and InterCapital and are identical in all material respects, including fees payable by a Trust thereunder, to the earlier investment management agreements, except for the dates of effectiveness and termination.

THE MANAGEMENT AGREEMENTS

   The Management Agreements of QUALITY MUNI, CALIFORNIA QUALITY and NEW YORK QUALITY (in this section, each "Trust" refers to each of the Trusts listed at the beginning of this section), provide that InterCapital shall obtain and evaluate such information and advice relating to the economy and securities and commodity markets as it deems necessary or useful to discharge its duties under the respective Management Agreements, and that it shall continuously supervise the management of the assets of each Trust in a manner consistent with the investment objectives and policies of that Trust and subject to such other limitations and directions as the Board of the Trust may, from time to time, prescribe.

   InterCapital pays the compensation of the officers of each Trust and provides the Trust with office space and equipment, and clerical and bookkeeping services and telephone service, heat, light, power and other utilities. InterCapital also pays for the services of personnel in connection with the pricing of the Trust's shares and the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of InterCapital, necessary or desirable). In return for its services and the expenses InterCapital assumes under the Management Agreements, each Trust pays InterCapital compensation which is computed and accrued weekly and payable monthly and which is determined by applying the following annual rate to each Trust's average weekly net assets as set forth in the table below:

                                                                    MANAGEMENT
                                                                     FEES PAID
                                                                  TO INTERCAPITAL     NET ASSETS
                                                   LAST FISCAL  DURING FUND'S LAST   AS OF FISCAL
FUND                     MANAGEMENT FEE RATE        YEAR END        FISCAL YEAR        YEAR END
----                ---------------------------- -------------  ------------------ --------------
QUALITY MUNI....... 0.35% to the Trust's average    10/31/97        $1,262,524       $363,508,923
                    weekly net assets
CALIFORNIA          0.35% to the Trust's average    10/31/97        $  717,703       $209,990,413
 QUALITY........... weekly net assets
NEW YORK QUALITY .. 0.35% to the Trust's average    10/31/97        $  328,814       $ 96,110,552
                    weekly net assets

   Under the Management Agreements, each Trust is obligated to bear all of the costs and expenses of its operation, except those specifically assumed by InterCapital, including, without limitation: charges and expenses of any registrar, custodian or depository appointed by the Trust for the safekeeping of its cash, portfolio securities or commodities and other property, and any stock transfer or dividend agent or agents appointed by the Trust; brokers' commissions chargeable to the Trust in connection with portfolio securities transactions to which the Trust is a party; all taxes, including securities or commodities issuance and transfer taxes, and corporate fees payable by the Trust to federal, state or other governmental agencies; costs and expenses of engraving or printing of certificates representing shares of the Trust; all costs and expenses in connection with registration and maintenance of registration of the Trust and of its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel); the cost and expense of printing, including typesetting, and distributing prospectuses of the Trust to its Shareholders; all expenses of Shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to Shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of InterCapital or any corporate affiliate of InterCapital; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for the pricing of the Trust's shares; charges and expenses of legal counsel, including counsel to the Independent Trustees of the Trust, and independent accountants in connection with any matter relating to the Trust (not including compensation or expenses of attorneys employed by InterCapital); association dues; interest payable on the Trust's borrowings; fees and expenses incident to the listing of the Trust's shares on any stock exchange; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust which inure to its benefit; and extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of InterCapital's operations unless otherwise explicitly provided in the respective Management Agreements.

   The administrative services called for under the Management Agreements are performed by DWSC, a wholly-owned subsidiary of InterCapital, pursuant to a Services Agreement between InterCapital and DWSC.

   The Management Agreements will continue in effect for an initial term expiring April 30, 1999 and will continue in effect from year to year thereafter, provided that each such continuance is approved by the vote of a majority, as defined by the 1940 Act, of the outstanding voting securities of the Trust or by the Trustees of the Trust, and, in either event, by the vote cast in person by a majority of the Independent Trustees at a meeting called for the purpose of voting on such approval.

   Each Management Agreement also provides that it may be terminated at any time by InterCapital, the Trustees or by a vote of a majority of the outstanding voting securities (Common Shares and Preferred Shares voting together as a single class) of the applicable Trust, in each instance without the payment of any penalty, on thirty days' notice and provides for its automatic termination in the event of its assignment.

THE INVESTMENT MANAGER

   Dean Witter InterCapital Inc. is each Trust's investment manager. InterCapital maintains its offices at Two World Trade Center, New York, New York 10048. InterCapital, which was incorporated in July, 1992, is a wholly-owned subsidiary of MSDW, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.

   The Principal Executive Officer and Directors of InterCapital, and their principal occupations, are:

   Philip J. Purcell, Chairman of the Board of Directors and Chief Executive Officer of MSDW and DWR and Director of InterCapital, DWSC and Distributors; Richard M. DeMartini, President and Chief Operating Officer of Morgan Stanley Dean Witter Individual Asset Management Group and Director of DWR, Distributors, DWSC, InterCapital and MSDW Trust; James F. Higgins, President and Chief Operating Officer of Dean Witter Financial and Director of DWR, Distributors, InterCapital, DWSC and MSDW Trust; Charles A. Fiumefreddo, Executive Vice President and Director of DWR, Chairman of the Board of Directors, Chief Executive Officer and Director of InterCapital, DWSC and Distributors and Chairman of the Board of Directors and Director of MSDW Trust; Christine A. Edwards, Executive Vice President, Secretary and Chief Legal Officer of MSDW, Executive Vice President, Secretary and Director of DWR, Executive Vice President,

Secretary, Chief Legal Officer and Director of Distributors and Director of InterCapital and DWSC; and Thomas C. Schneider, Executive Vice President and Chief Strategic and Administrative Officer of MSDW and Executive Vice President, Chief Financial Officer and Director of DWR, Distributors, InterCapital and DWSC.

   The business address of Mr. Purcell, Ms. Edwards and Mr. Schneider is 1585 Broadway, New York, New York 10036; the business address of the Executive Officer and other Directors is Two World Trade Center, New York, New York 10048.

   MSDW has its offices at 1585 Broadway, New York, New York 10036. There are various lawsuits pending against MSDW involving material amounts which, in the opinion of its management, will be resolved with no material effect on the consolidated financial position of the company.

   InterCapital and its wholly-owned subsidiary, DWSC, serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors. The Appendix lists the investment companies for which InterCapital provides investment management or investment advisory services and which have similar investment objectives to those of the Trusts listed in this Proxy Statement and sets forth the fees payable to InterCapital by such companies, including the Trusts, and their net assets as of April 30, 1998.

   During the fiscal years ended October 31, 1997, for QUALITY MUNI, CALIFORNIA QUALITY and NEW YORK QUALITY, each Trust accrued to MSDW Trust, each Trust's Transfer Agent and an affiliate of InterCapital, transfer agency fees of $66,216, $27,146, and $13,312, respectively.

AFFILIATED BROKER

   Because DWR, Morgan Stanley & Co. Incorporated and InterCapital are under the common control of MSDW, DWR and Morgan Stanley & Co. Incorporated are affiliated brokers of the Trusts. During each of their respective last fiscal years, the Trusts paid no brokerage commissions to DWR. During the period June 1 through August 31, 1997, the Trusts did not pay brokerage commissions to Morgan Stanley & Co. Incorporated, which broker-dealer became an affiliate of InterCapital on May 31, 1997 upon consummation of the merger of Dean Witter Discover & Co. with Morgan Stanley Group Inc.

    (2) RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT ACCOUNTANTS

   The Trustees of each Trust have unanimously selected the firm of Price Waterhouse LLP as each Trust's independent accountants for the respective fiscal years ending October 31, 1998. Its selection is being submitted for ratification or rejection by Shareholders of each Trust at the Meetings. Price Waterhouse LLP has been the independent accountants for each Trust since its inception, and has no direct or indirect financial interest in any of the Trusts.

   A representative of Price Waterhouse LLP is expected to be present at the Meetings and will be available to respond to appropriate questions of Shareholders.

   The affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Annual Meeting is required for ratification of the selection of Price Waterhouse LLP as the independent accountants for each respective Trust.

   THE TRUSTEES OF EACH TRUST UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS THE INDEPENDENT ACCOUNTANTS.

                            ADDITIONAL INFORMATION

   In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal for any Trust is not obtained at the Meetings, the persons named as proxies may propose one or more adjournments of the Meeting of the applicable Trust for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the applicable Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting.

   Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of any of the proposals, and broker "non-votes" will not be deemed to be present at the Meeting of any Trust for purposes of determining whether a particular proposal to be voted upon has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

                            SHAREHOLDER PROPOSALS

   Proposals of security holders intended to be presented at the next Annual Meeting of Shareholders of each respective Trust must be received by no later than January 9, 1999 for each Trust for inclusion in the proxy statement for each respective Trust's next Annual Meeting. The mere submission of a proposal does not guarantee its inclusion in the proxy materials or its presentation at the meeting. Certain rules under the federal securities laws must be met.

                           REPORTS TO SHAREHOLDERS

   EACH TRUST'S MOST RECENT ANNUAL REPORT FOR EACH TRUST'S MOST RECENT FISCAL YEAR END HAVE BEEN SENT PREVIOUSLY TO SHAREHOLDERS AND ARE AVAILABLE WITHOUT CHARGE UPON REQUEST FROM ADRIENNE RYAN-PINTO AT MORGAN STANLEY DEAN WITTER TRUST FSB, HARBORSIDE FINANCIAL CENTER, PLAZA TWO, JERSEY CITY, NEW JERSEY 07311 (TELEPHONE 1-800-869-NEWS) (TOLL-FREE).

                         INTEREST OF CERTAIN PERSONS

   MSDW, InterCapital, DWR, DWSC, and certain of their respective Directors, Officers, and employees, including persons who are Trustees or Officers of the Trusts, may be deemed to have an interest in certain of the proposals described in this Proxy Statement to the extent that certain of such companies and their affiliates have contractual and other arrangements, described elsewhere in this Proxy Statement, pursuant to which they are paid fees by the Trusts, and certain of those individuals are compensated for performing services relating to the Trusts and may also own shares of MSDW. Such companies and persons may thus be deemed to derive benefits from the approvals by Shareholders of such proposals.

                                OTHER BUSINESS

   The management of the Trusts knows of no other matters which may be presented at the Meetings. However, if any matters not now known properly come before the Meetings, it is the intention of the persons named in the enclosed form of proxy to vote all shares that they are entitled to vote on any such matter, utilizing such proxy in accordance with their best judgment on such matters.

                                          By Order of the Board of Trustees


                                                   BARRY FINK
                                                   Secretary

                                                                      APPENDIX

   InterCapital serves as investment manager or investment adviser to the Trusts and the other investment companies listed below which have similar investment objectives to that of the Trusts. Set forth below is a chart showing the net assets of each such investment company as of April 30, 1998 and the investment management or advisory fee rate(s) applicable to such investment company.

                                                                             CURRENT INVESTMENT
                                                                                MANAGEMENT OR
                                                                            ADVISORY FEE RATE(S)
                                                  NET ASSETS                   AS A PERCENTAGE
                                                 AS OF 4/30/98                  OF NET ASSETS
                                          --------------------------- --------------------------------


1. DEAN WITTER CALIFORNIA TAX-FREE INCOME
   FUND*..................................  $    1,742,688 (CLASS A)   0.55% ON ASSETS UP TO $500
                                               885,709,870 (CLASS B)   MILLION, SCALED DOWN AT VARIOUS
                                                 6,129,282 (Class C)   asset levels to 0.45% on assets
                                                   215,657 (Class D)   over $1.25 billion

2. DEAN WITTER LIMITED TERM MUNICIPAL
   TRUST*.................................      55,479,816             0.50%

3. DEAN WITTER MULTI-STATE MUNICIPAL
   SERIES TRUST*..........................   2,750,083,929             0.35%

4. DEAN WITTER NEW YORK TAX-FREE INCOME
   FUND*..................................         316,393 (Class A)
                                               162,251,544 (Class B)   0.55% on assets up to $500
                                                   591,061 (Class C)   million and 0.525% on assets
                                                    43,893 (Class D)   over $500 million

5. DEAN WITTER TAX-EXEMPT SECURITIES
   TRUST*.................................       8,623,473 (Class A)   0.50% on assets up to $500
                                               103,719,002 (Class B)   million, scaled down at various
                                                 4,164,439 (Class C)   asset levels to 0.325% on assets
                                             1,053,264,303 (Class D)   over $1.25 billion

6. INTERCAPITAL CALIFORNIA INSURED
   MUNICIPAL INCOME TRUST**...............     249,857,026             0.35%

7. INTERCAPITAL CALIFORNIA QUALITY
   MUNICIPAL SECURITIES**.................     210,648,133             0.35%

8. INTERCAPITAL INSURED CALIFORNIA
   MUNICIPAL SECURITIES**.................      65,185,158             0.35%

9. INTERCAPITAL INSURED MUNICIPAL BOND
   TRUST**................................     109,409,646             0.35%

10. INTERCAPITAL INSURED MUNICIPAL INCOME
    TRUST**...............................     585,357,141             0.35%

11. INTERCAPITAL INSURED MUNICIPAL
    SECURITIES**..........................     138,735,653             0.35%

12. INTERCAPITAL INSURED MUNICIPAL
    TRUST**...............................     484,974,472             0.35%

13. INTERCAPITAL NEW YORK QUALITY
    MUNICIPAL SECURITIES**................      96,214,929             0.35%

14. INTERCAPITAL QUALITY MUNICIPAL INCOME
    TRUST**...............................     741,446,227             0.35%

                               A-1

                                                                             CURRENT INVESTMENT
                                                                                MANAGEMENT OR
                                                                            ADVISORY FEE RATE(S)
                                                  NET ASSETS                   AS A PERCENTAGE
                                                 AS OF 4/30/98                  OF NET ASSETS
                                          --------------------------- --------------------------------
15. INTERCAPITAL QUALITY MUNICIPAL
    INVESTMENT TRUST**....................   $ 383,359,258             0.35%

16. INTERCAPITAL QUALITY MUNICIPAL
    SECURITIES**..........................     362,733,645             0.35%

17. MUNICIPAL INCOME TRUST**..............     298,110,112             0.35% on assets up to $250
                                                                       million and 0.25% on assets over
                                                                       $250 million

18. MUNICIPAL INCOME TRUST II**...........     271,677,548             0.40% on assets up to $250
                                                                       million and 0.30% on assets over
                                                                       $250 million

19. MUNICIPAL INCOME TRUST III**..........      62,826,755             0.40% on assets up to $250
                                                                       million and 0.30% on assets over
                                                                       $250 million

20. MUNICIPAL INCOME OPPORTUNITIES
    TRUST**...............................     184,051,018             0.50%

21. MUNICIPAL INCOME OPPORTUNITIES
    TRUST II**............................     179,582,672             0.50%

22. MUNICIPAL INCOME OPPORTUNITIES
    TRUST III**...........................     105,255,923             0.50%

23. MUNICIPAL PREMIUM INCOME TRUST** .....     350,716,615             0.40%

24. DEAN WITTER SELECT MUNICIPAL
    REINVESTMENT FUND***..................      90,227,221             0.50%

25. DEAN WITTER HAWAII MUNICIPAL TRUST* ..       5,304,628             0.35% (1)

------------
*      Open-end investment company
**     Closed-end investment company
*** Open-end investment company offered only to the holders of units of certain unit investment trusts (UITs) in connection with the reinvestment of UIT distributions
(1) InterCapital has undertaken, until December 31, 1998, to continue to assume all operating expenses (except for any 12b-1 and brokerage fees) of Dean Witter Hawaii Municipal Trust and to waive the compensation provided for in its investment management agreement with that company.

                  INTERCAPITAL QUALITY MUNICIPAL SECURITIES

                                    PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of InterCapital Quality Municipal Securities on June 23, 1998, at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated May 7, 1998 as follows:

                         (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEE AND THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

     IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

[X] PLEASE MARK VOTES AS
    IN THE EXAMPLE USING
    BLACK OR BLUE INK
                                                           COMMON SHARES
1. Election of one (1) Trustee:

                                 FOR ALL
   FOR         WITHHOLD          EXCEPT
   [ ]           [ ]               [ ]

   Michael Bozic

   IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.


2. Ratification of appointment of Price
   Waterhouse LLP as independent
   accountants.

   FOR         AGAINST        ABSTAIN
   [ ]           [ ]            [ ]


                                           Date
                                               --------------------------
          Please make sure to sign and date this Proxy using black or blue ink.

                [                                             ]
                      Shareholder sign in the box above

                [                                             ]
                    Co-Owner (if any) sign in the box above




-------------------------------------------------------------------------------
                         PLEASE DETACH AT PERFORATION




                  INTERCAPITAL QUALITY MUNICIPAL SECURITIES



                                  IMPORTANT

                   PLEASE SEND IN YOUR PROXY.........TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

PRX 00126

                  INTERCAPITAL QUALITY MUNICIPAL SECURITIES

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of InterCapital Quality Municipal Securities on June 23, 1998, at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated May 7, 1998 as follows:

                         (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

     IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

[X] PLEASE MARK VOTES AS
    IN THE EXAMPLE USING
    BLACK OR BLUE INK
                                                              PREFERRED SHARES

1. Election of one (1) Trustee:

                                 FOR ALL
   FOR         WITHHOLD          EXCEPT
   [ ]           [ ]               [ ]

   Michael Bozic

   IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

2. Ratification of appointment of Price
   Waterhouse LLP as independent
   accountants.

   FOR         AGAINST        ABSTAIN
   [ ]           [ ]            [ ]

   Election of one (1) Preferred Trustee:

                                     FOR    WITHHOLD
                                     [ ]      [ ]

   Charles Fiumefreddo

                                           Date
                                               --------------------------
          Please make sure to sign and date this Proxy using black or blue ink.

                [                                             ]
                      Shareholder sign in the box above

                [                                             ]
                    Co-Owner (if any) sign in the box above




-------------------------------------------------------------------------------
                         PLEASE DETACH AT PERFORATION




                  INTERCAPITAL QUALITY MUNICIPAL SECURITIES



                                  IMPORTANT

                   PLEASE SEND IN YOUR PROXY.........TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

PRX 00126

              INTERCAPITAL NEW YORK QUALITY MUNICIPAL SECURITIES

                                    PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of InterCapital New York Quality Municipal Securities on June 23, 1998, at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated May 7, 1998 as follows:



                         (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEE AND THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

     IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

[X] PLEASE MARK VOTES AS
    IN THE EXAMPLE USING
    BLACK OR BLUE INK
                                                                 COMMON SHARES

1. Election of one (1) Trustee:

                                 FOR ALL
   FOR         WITHHOLD          EXCEPT
   [ ]           [ ]               [ ]

   Michael Bozic


   IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

2. Ratification of appointment of Price
   Waterhouse LLP as independent
   accountants.

   FOR         AGAINST        ABSTAIN
   [ ]           [ ]            [ ]



                                           Date
                                               --------------------------
          Please make sure to sign and date this Proxy using black or blue ink.

                [                                             ]
                      Shareholder sign in the box above

                [                                             ]
                    Co-Owner (if any) sign in the box above




-------------------------------------------------------------------------------
                         PLEASE DETACH AT PERFORATION




             INTERCAPITAL NEW YORK QUALITY MUNICIPAL SECURITIES



                                  IMPORTANT

                   PLEASE SEND IN YOUR PROXY.........TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

PRX 00100

              INTERCAPITAL NEW YORK QUALITY MUNICIPAL SECURITIES

                                    PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of InterCapital New York Quality Municipal Securities on June 23, 1998, at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated May 7, 1998 as follows:



                         (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

     IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

[X] PLEASE MARK VOTES AS
    IN THE EXAMPLE USING
    BLACK OR BLUE INK
                                                              PREFERRED SHARES

1. Election of one (1) Trustee:

                                 FOR ALL
   FOR         WITHHOLD          EXCEPT
   [ ]           [ ]               [ ]

   Michael Bozic


   IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

2. Ratification of appointment of Price
   Waterhouse LLP as independent
   accountants.

   FOR         AGAINST        ABSTAIN
   [ ]           [ ]            [ ]


   Election of one (1) Preferred Trustee:

                                     FOR    WITHHOLD
                                     [ ]      [ ]

   Charles Fiumefreddo

                                           Date
                                               --------------------------
          Please make sure to sign and date this Proxy using black or blue ink.

                [                                             ]
                      Shareholder sign in the box above

                [                                             ]
                    Co-Owner (if any) sign in the box above




-------------------------------------------------------------------------------
                         PLEASE DETACH AT PERFORATION




            INTERCAPITAL NEW YORK QUALITY MUNICIPAL SECURITIES



                                  IMPORTANT

                   PLEASE SEND IN YOUR PROXY.........TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

PRX 00100

             INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES

                                    PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of InterCapital California Quality Municipal Securities on June 23, 1998, at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated May 7, 1998 as follows:



                         (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEE AND THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

     IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

[X] PLEASE MARK VOTES AS
    IN THE EXAMPLE USING
    BLACK OR BLUE INK
                                                                 COMMON SHARES

1. Election of one (1) Trustee:

                                 FOR ALL
   FOR         WITHHOLD          EXCEPT
   [ ]           [ ]               [ ]

   Michael Bozic


   IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

2. Ratification of appointment of Price
   Waterhouse LLP as independent
   accountants.

   FOR         AGAINST        ABSTAIN
   [ ]           [ ]            [ ]


                                           Date
                                               --------------------------
          Please make sure to sign and date this Proxy using black or blue ink.

                [                                             ]
                      Shareholder sign in the box above

                [                                             ]
                    Co-Owner (if any) sign in the box above




-------------------------------------------------------------------------------
                         PLEASE DETACH AT PERFORATION




           INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES



                                  IMPORTANT

                   PLEASE SEND IN YOUR PROXY.........TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

PRX 00095

             INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES

                                    PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of InterCapital California Quality Municipal Securities on June 23, 1998, at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated May 7, 1998 as follows:



                         (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

     IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

[X] PLEASE MARK VOTES AS
    IN THE EXAMPLE USING
    BLACK OR BLUE INK
                                                              PREFERRED SHARES

1. Election of one (1) Trustee:

                                 FOR ALL
   FOR         WITHHOLD          EXCEPT
   [ ]           [ ]               [ ]

   Michael Bozic


   IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

2. Ratification of appointment of Price
   Waterhouse LLP as independent
   accountants.

   FOR         AGAINST        ABSTAIN
   [ ]           [ ]            [ ]


   Election of one (1) Preferred Trustee:

                                     FOR    WITHHOLD
                                     [ ]      [ ]

   Charles Fiumefreddo

                                           Date
                                               --------------------------
          Please make sure to sign and date this Proxy using black or blue ink.

                [                                             ]
                      Shareholder sign in the box above

                [                                             ]
                    Co-Owner (if any) sign in the box above




-------------------------------------------------------------------------------
                         PLEASE DETACH AT PERFORATION




            INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES



                                  IMPORTANT

                   PLEASE SEND IN YOUR PROXY.........TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

PRX 00095